UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 25, 2010
SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)
IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)		(Zip Code)
(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment (the “Amendment”) to Southwest Iowa Renewable Energy, LLC’s (“Company”) Form 8-K, as filed by the Company on August 31, 2010 (the “Form 8-K”), is being filed solely to amend and restate Item 9.01(d) of the Form 8-K and the Exhibit Index. Exhibit 10.1 is being refilled as part of this Amendment.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1
Tricanter Purchase and Installation Agreement by and between ICM, Inc. and Southwest Iowa Renewable Energy, LLC dated August 25, 2010.  Portions of the Agreement have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2011
SOUTHWEST IOWA RENEWABLE ENERGY, LLC

By:	/s/ Brian Cahill
Brian Cahill
General Manager, President, and Chief Executive Officer

Exhibit Index

Exhibit
Number                                           Description

10.1
Tricanter Purchase and Installation Agreement by and between ICM, Inc. and Southwest Iowa Renewable Energy, LLC dated August 25, 2010.  Portions of the Agreement have been omitted pursuant to a request for confidential treatment.